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                                                                   EXHIBIT 10.18

After recording, return to:

Bilzin Sumberg Baena
Price & Axelrod LLP
200 South Biscayne Boulevard, Suite 2500
Miami, Florida 33131-5340
Attn: Post-Closing Department

TITLE OF DOCUMENT:       NOTE AND DEED OF TRUST ASSUMPTION AGREEMENT

DATE:                    November 22nd, 2005

ORIGINAL BORROWER:       ECM BROADWAY, LLC, a Delaware limited liability company

NEW BORROWER:            COLE WG COLUMBIA MO, LLC, a Delaware limited liability
                         company

LENDER: WELLS FARGO BANK, N.A., A NATIONAL BANKING ASSOCIATION, SUCCESSOR BY MERGER TO WELLS FARGO BANK MINNESOTA, N.A., AS TRUSTEE FOR THE REGISTERED HOLDERS OF WACHOVIA BANK COMMERCIAL MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THOUGH CERTIFICATES, SERIES 2003-C6

LEGAL DESCRIPTION:       See attached Exhibit "A".

                         (WBCMT 2003-C6; LOAN NO. 502762716)

      THIS NOTE AND DEED OF TRUST ASSUMPTION AGREEMENT ("AGREEMENT") dated as of November 22nd, 2005, is entered into among WELLS FARGO BANK, N.A., A NATIONAL BANKING ASSOCIATION, SUCCESSOR BY MERGER TO WELLS FARGO BANK MINNESOTA, N.A., AS TRUSTEE FOR THE REGISTERED HOLDERS OF WACHOVIA BANK COMMERCIAL MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THOUGH CERTIFICATES, SERIES 2003-C6 ("LENDER"), having an address at 9062 Old Annapolis Road, MAC N2702-011, Columbia, Maryland 21045-1951, Attn: Corporate Trust Services CMBS Re: WBCMT 2003-

C6; Loan No 502762716; ECM BROADWAY, LLC, a Delaware limited liability company ("ORIGINAL BORROWER"), having an address at c/o Equity Capital Management LLC, 150 North Wacker, Suite 800, Chicago, Illinois 60606 and COLE WG COLUMBIA MO, LLC, a Delaware limited liability company ("NEW BORROWER"), having an address at c/o Cole Capital Partners, 2555 E. Camelback Road, Suite 400, Phoenix, Arizona 85016. New Borrower's taxpayer identification number is 20-1676647. Original Borrower and New Borrower are hereinafter sometimes collectively referred to as "BORROWER PARTIES".

                              PRELIMINARY STATEMENT

      A. Original Borrower is the current owner of fee title to that certain real property ("LAND") and the buildings and improvements thereon
("IMPROVEMENTS"), commonly known as "Walgreens Store No. 5145" located at 222 East Broadway in Columbia, Boone County, Missouri, more particularly described in EXHIBIT A attached hereto and made a part hereof (the Land and the Improvements are hereinafter sometimes collectively referred to as the "PROJECT").

      B. Lender is the current owner and holder of a loan ("LOAN") in the original principal amount of $4,645,369.00, as evidenced and/or secured by the documents described on EXHIBIT B attached hereto (together with any and all other agreements, documents, instruments evidencing, securing or in any manner relating to the Loan, as all of the same may be amended, restated, supplemented or otherwise modified from time to time, shall hereinafter be collectively referred to as the "LOAN DOCUMENTS"). The Loan is secured by the Project, which Project is described in and encumbered by the "SECURITY INSTRUMENT" described on EXHIBIT B.

      C. New Borrower desires to purchase the Project from Original Borrower and to assume Original Borrower's obligations under the Loan Documents as provided herein.

      D. A sale of the Project to, and the assumption of the Loan by, a third party without the consent of the holder of the Security Instrument is prohibited by the terms thereof.

      E. The Lender has agreed to consent to the following requested actions (collectively the "REQUESTED ACTIONS"): (i) Original Borrower selling the Project to New Borrower and (ii) New Borrower assuming all of Original Borrower's obligations under the Loan Documents, on the terms and conditions hereinafter set forth.

      In consideration of $10.00 paid by each of the parties to the other, the mutual covenants set forth below, and other good and valuable consideration, receipt and sufficiency of which are acknowledged, the parties agree as follows:

                                   ARTICLE 1

                 ACKNOWLEDGMENTS, WARRANTIES AND REPRESENTATIONS

      1.1 ORIGINAL BORROWER REPRESENTATIONS. As a material inducement to Lender to enter into this Agreement and to consent to the Requested Actions, Original Borrower acknowledges, warrants, represents and agrees to and with Lender as follows:

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

            (a) Incorporation of Recitals. All of the facts set forth in the Preliminary Statement of this Agreement are true and correct and incorporated into this Agreement by reference.

            (b) Authority of Original Borrower.

                  (i) Original Borrower. Original Borrower is a duly organized, validly existing limited liability company in good standing under the laws of the State of Delaware and is qualified to transact business in the State of Missouri. ECM Mezzanine Holdings, LLC ("ECM MEZZANINE") is the sole member of Original Borrower. ECM Mezzanine, acting alone without the joinder of any other manager or member of Original Borrower or any other party, has the power and authority to execute this Agreement on behalf of and to duly bind Original Borrower under this Agreement. The execution and delivery of, and performance under, this Agreement by Original Borrower has been duly and properly authorized pursuant to all requisite company action and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Original Borrower or the certificate of formation, operating agreement, limited liability company agreement or any other organizational document of Original Borrower or
(ii) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which Original Borrower is a party or by which the Project may be bound or affected.

                  (ii) ECM Mezzanine. ECM Mezzanine is a duly organized, validly existing limited liability company in good standing under the laws of the State of Delaware and is qualified to transact business in the State of Missouri. ECM Income & Growth Fund, LLC ("ECM INCOME") is the sole member of ECM Mezzanine. ECM Income, acting alone without the joinder of any other manager or member of ECM Mezzanine or any other party, has the power and authority to execute this Agreement on behalf of and to duly bind ECM Mezzanine and Original Borrower under this Agreement. The execution and delivery of, and performance under, this Agreement by ECM Mezzanine has been duly and properly authorized pursuant to all requisite company action and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to ECM Mezzanine or the certificate of formation, operating agreement, limited liability company agreement or any other organizational document of ECM Mezzanine or (ii) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which ECM Mezzanine is a party or by which the Project may be bound or affected.

                  (iii) ECM Income. ECM Income is a duly organized, validly existing limited liability company in good standing under the laws of the State of Delaware. ECM Equity Investments GP, L.L.C. ("ECM EQUITY") is the manager of ECM Income. ECM Equity, acting alone without the joinder of any other manager or member of ECM Income or any other party, has the power and authority to execute this Agreement on behalf of and to duly bind ECM Income, ECM Mezzanine and Original Borrower under this Agreement. The execution and delivery of, and performance under, this Agreement by ECM Income has been duly and properly authorized pursuant to all requisite company action and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to ECM Income or the certificate of formation, operating agreement, limited liability company agreement or any other organizational document of ECM

Income or (ii) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which ECM Income is a party or by which the Project may be bound or affected.

                  (iv) ECM Equity. ECM Equity is a duly organized, validly existing limited liability company in good standing under the laws of the State of Delaware. Shelby Pruett ("AUTHORIZED PERSON") is a member of ECM Equity. Authorized Person, acting alone without the joinder of any other any other manager or member of ECM Equity or any other party, has the power and authority to execute this Agreement on behalf of and to duly bind ECM Equity, ECM Income, ECM Mezzanine and Original Borrower under this Agreement. The execution and delivery of, and performance under, this Agreement by ECM Equity has been duly and properly authorized pursuant to all requisite company action and will not
(i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to ECM Equity or the certificate of formation, operating agreement, limited liability company agreement or any other organizational document of ECM Equity or (ii) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which ECM Equity is a party or by which the Project may be bound or affected.

            (c) Compliance with Laws. All permits, licenses, franchises or other evidences of authority (collectively, "OPERATING PERMITS") to use and operate the Project as it is presently being operated and as contemplated by the Loan Documents, (other than Operating Permits which are the responsibility of, or required for Tenant's (as defined below) occupancy of the Project or the operation of Tenant's business, as to which Original Borrower makes no representation or warranty) are current, valid and in full force and effect. Original Borrower has not received any written notice from any governmental entity claiming that Original Borrower or the Project is not presently in compliance with any laws, ordinances, rules and regulations bearing upon the use and operation of the Project, including, without limitation, any notice relating to any violations of zoning, building, environmental, fire, health, or other laws, ordinances, rules, codes or regulations.

            (d) Leases. The lease ("LEASE") between Original Borrower and Walgreen Co. ("TENANT") is the only lease affecting the Project and is currently in full force and effect. Original Borrower has not been notified of any landlord default under the Lease; there are no leasing broker's or finder's commissions of any kind due or to become due with respect to the Lease or the Project; Original Borrower has not received any prepaid rents or given any concessions for free or reduced rent under the Lease and will not accept any prepaid rents for more than one month in advance. Tenant is currently in possession of and is operating its business from its leased premises.

            (e) Title to Project and Legal Proceedings. Original Borrower is the current owner of fee title in the Project. There are no pending or, to the best of Original Borrower's knowledge, threatened suits, judgments, arbitration proceedings, administrative claims, executions or other legal or equitable actions or proceedings against Original Borrower or the Project, or any pending or, to the best of Original Borrower's knowledge, threatened condemnation proceedings or annexation proceedings affecting the Project, or any agreements to convey any portion of the fee interest in the Project, or any rights thereto to any person, entity, or government body or agency not disclosed in this Agreement.

            (f) Loan Documents. The Loan Documents constitute valid and legally binding obligations of Original Borrower enforceable against Original Borrower as limited herein, and the Project in accordance with their terms. Original Borrower acknowledges and agrees that, except as set forth in section 3.2 below, nothing contained in this Agreement, nor the Requested Actions, shall release or relieve Original Borrower from its obligations, agreements, duties, liabilities, covenants and undertakings under the Loan Documents arising prior to the Acquisition Date (as defined below). Original Borrower has no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever against Lender or any of Lender's predecessors in interest, and any subsidiary or affiliate of Lender and all of the past, present and future officers, directors, contractors, employees, agents, servicers (including, but not limited to, Wachovia Bank, N.A. and LNR Partners, Inc.), attorneys, representatives, participants, successors and assigns of Lender and Lender's predecessors in interest (collectively, "LENDER PARTIES") or with respect to (i) the Loan, (ii) the Loan Documents, or (iii) the Project. In consideration of the agreements of Lender hereunder, to the extent Original Borrower would be deemed to have any such defenses, setoffs, claims, counterclaims or causes of action as of the date hereof, Original Borrower knowingly waives and relinquishes them.

            (g) Bankruptcy. Original Borrower has no intent to (i) file any voluntary petition under any Chapter of the Bankruptcy Code, Title 11, U.S.C.A. ("BANKRUPTCY CODE"), or in any manner to seek any proceeding for relief, protection, reorganization, liquidation, dissolution or similar relief for debtors ("DEBTOR PROCEEDING") under any local, state, federal or other insolvency law or laws providing relief for debtors, (ii) directly or indirectly to cause any involuntary petition under any Chapter of the Bankruptcy Code to be filed against Original Borrower or any members, officers or shareholders thereof or (iii) directly or indirectly to cause the Project or any portion or any interest of Original Borrower in the Project to become the property of any bankrupt estate or the subject of any Debtor Proceeding.

            (h) No Default. To the best of Original Borrower's knowledge, no event, fact or circumstance has occurred or failed to occur which constitutes, or with the lapse or passage of time, giving of notice or both, could constitute a default or Event of Default under the Loan Documents.

            (i) Reaffirmation. Original Borrower reaffirms and confirms the truth and accuracy of all representations and warranties set forth in the Loan Documents, in all material respects, as if made on the date hereof.

      1.2 ACKNOWLEDGMENTS, WARRANTIES AND REPRESENTATIONS OF NEW BORROWER. As a material inducement to Lender to enter into this Agreement and to consent to the Requested Actions, New Borrower acknowledges, warrants, represents and agrees to and with Lender as follows:

            (a) Incorporation of Recitals. All of the facts set forth in the Preliminary Statement of this Agreement are true and correct and incorporated into this Agreement by reference.

            (b) Authority of New Borrower.

                  (i) New Borrower. New Borrower is a duly organized, validly existing limited liability company in good standing under the laws of the State of Delaware and is qualified to transact business in the State of Missouri. Cole REIT Advisors II, LLC ("NEW BORROWER Manager") is the manager of New Borrower. New Borrower Manager, acting alone without the joinder of any other manager or member of New Borrower or any other party, has the power and authority to execute this Agreement on behalf of and to duly bind New Borrower under this Agreement and the Loan Documents. The execution and delivery of, and performance under, this Agreement and the Loan Documents by New Borrower has been duly and properly authorized pursuant to all requisite company action and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to New Borrower or the articles of organization, certificate of formation, operating agreement, limited liability company agreement, or any other organizational document of New Borrower or (ii) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which New Borrower is a party or by which the Project may be bound or affected.

                  (ii) New Borrower Manager. New Borrower Manager is a duly organized, validly existing limited liability company in good standing under the laws of the State of Delaware. John M. Pons ("AUTHORIZED OFFICER") is the Senior Vice President of New Borrower Manager. Authorized Officer is, acting alone without the joinder of any other officer of New Borrower Manager or any other party, has the power and authority to execute this Agreement on behalf of and to duly bind New Borrower Manager and New Borrower under this Agreement and the Loan Documents. The execution and delivery of, and performance under, this Agreement by New Borrower Manager has been duly and properly authorized pursuant to all requisite company action and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to New Borrower Manager or the articles of organization, certificate of formation, limited liability company agreement, or the operating agreement of New Borrower Manager or any other organizational document of New Borrower Manager or (ii) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which New Borrower Manager is a party or by which the Project may be bound or affected.

            (c) Financial Statements. The financial statements and other information ("FINANCIAL STATEMENTS") of Cole Credit Property Trust II, Inc. ("PRINCIPAL") which have been previously delivered to Lender are true, complete and accurate in all material respects and accurately represent the financial condition of Principal as of the date thereof. All of the assets shown on each Principal's Financial Statements are owned by such Principal, individually, as its sole and separate property, and not otherwise jointly with any other person or entity. There has not been any material adverse change to the financial condition of Principal between the date of the Financial Statements and the date of this Agreement. New Borrower also acknowledges and agrees to cause Principal to timely comply with all financial, bookkeeping and reporting requirements set forth in the Loan Documents, including, without limitation, those set forth in
Section 1.18 of the Security Instrument. New Borrower acknowledges that the Financial Statements have been provided to Lender to induce Lender to enter into this Agreement and are being relied upon by Lender for such purposes. Lender agrees that since New Borrower is a single member limited liability company, to the extent that New Borrower's sole member files a tax return instead of New Borrower, that it will provide Lender with the tax returns for New Borrower's member instead of New Borrower. Similarly, to the extent that the balance sheets

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and financial statement of New Borrower are consolidated with those of New
Borrower's sole member, that the consolidated balance sheets and financial statements will clearly identify the assets and liabilities of New Borrower as belonging to New Borrower and will provide Lender with copies of said consolidated balance sheets and financial statements.

            (d) Bankruptcy Proceedings. Neither New Borrower nor any of New Borrower's managers, members, affiliates or other entities which may be owned or controlled directly or indirectly by New Borrower or its managers or members ("RELATED ENTITIES") has been a party to any Debtor Proceeding (as hereinafter defined) within seven (7) years prior to the date of this Agreement.

            (e) Defaults on Other Indebtedness. Neither New Borrower nor any Related Entities has materially defaulted under its or their obligations with respect to any other indebtedness.

            (f) New Borrower's Organizational Documents. New Borrower has not transacted any business in New Borrower's name since its formation. New Borrower is and will continue to be in full compliance with all of its organizational documents and such organizational documents do not conflict with any of the single purpose entity and separateness requirements of the Loan Documents.

            (g) Assets of New Borrower. The only assets of New Borrower are the Project, the personal property owned by New Borrower and used in connection with the Project and cash or cash equivalents.

            (h) Management of Project. Because the Lease is "triple-net", Tenant manages the Project in its own name and for its own account. Nevertheless, New Borrower has engaged Fund Realty Advisors, Inc., an Arizona corporation, an affiliate of New Borrower ("PROJECT MANAGER"), to provide certain management services for the Project on behalf of New Borrower. New Borrower covenants and agrees to comply with all terms and conditions of the Loan Documents concerning the management of the Project, including without limitation the obligation to obtain Lender's consent to the management of the Project by any entity other than Tenant or Manager.

            (i) Loans to Related Entities. There are no loans payable by New Borrower to any member(s) of New Borrower or any other Related Entities.

            (j) New Borrower Parties' Interests. Neither New Borrower nor any of its members or managers is obtaining a loan to finance its interest in New Borrower or the Project or pledging its interest in New Borrower to any party, and none of New Borrower's members have any right to take over control from any of such other members.

            (k) Prohibited Person. New Borrower warrants and represents, after review of the website identified below, that neither New Borrower nor Principal nor any of their respective officers, directors, shareholders, partners, members or affiliates (including the holders of indirect equity interests in New Borrower) is an entity or person (i) that is listed in the Annex to, or is otherwise subject to the provisions of, Executive Order 13224, issued on September 24, 2001 ("EO13224"), (ii) whose name appears on the United States Treasury Department's Office of Foreign Assets Control ("OFAC") most current list of "SPECIFICALLY DESIGNATED NATIONAL AND

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BLOCKED PERSONS" (which list may be published from time to time in various media including, but not limited to, the OFAC website, http://www.treas.gov/offices/enforcement/ofac/sdn/ t11sdn.pdf, (iii) who commits, threatens to commit or supports "TERRORISM", as that term is defined in EO13224, or (iv) who, to the knowledge of New Borrower, is otherwise affiliated with any entity or person listed above (any and all parties or persons described in clauses [i] - [iv] above are herein referred to as a "PROHIBITED PERSON").
New Borrower covenants and agrees that neither New Borrower nor Principal nor any of their respective officers, directors, shareholders, partners, members or affiliates (including the holders of indirect equity interests in New Borrower) will (a) knowingly conduct any business, nor engage in any transaction or dealing, with any Prohibited Person, including, but not limited to, the making or receiving of any contribution of funds, goods, or services, to or for the benefit of a Prohibited Person, or (b) knowingly engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in EO13224. New Borrower further covenants and agrees to deliver (from time to time) to Lender any such certification as may be requested by Lender in its reasonable discretion, confirming that, based on reasonable inquiry (x) neither New
Borrower nor Principal nor any of their respective officers, directors, shareholders, partners, members or affiliates (including the holders of indirect equity interests in New Borrower) is a Prohibited Person and (y) neither New Borrower, Principal or their respective officers, directors, shareholders, partners, members or affiliates (including the holders of indirect equity interests in New Borrower) has (a) knowingly conducted any business, nor engaged in any transaction or dealing, with any Prohibited Person, including, but not limited to, the making or receiving of any contribution of funds, goods, or services, to or for the benefit of a Prohibited Person or (b) knowingly engaged in or conspired to engage in any transaction that evaded or avoided, or had the purpose of evading or avoiding, or attempted to violate, any of the prohibitions set forth in EO13224.

            (l) Loan Documents. The Loan Documents, from and after the Acquisition Date, are valid and legally binding obligations of New Borrower, enforceable against New Borrower and the Project in accordance with their terms. This Agreement and the execution of other documents contemplated hereby do not constitute the creation of a new debt or the extinguishment of the debt evidenced by the Loan Documents, nor will they in any way affect or impair the liens and security interests created by the Loan Documents, which New Borrower acknowledges to be valid and existing liens and security interests in the Project. New Borrower agrees that the lien and security interests created by the Loan Documents continue to be in full force and effect, unaffected and unimpaired by this Agreement or by the transfer of the Project or any collateral described in financing statements filed in connection with the Loan Documents and that said liens and security interests shall so continue in their perfection and priority until the debt secured by the Loan Documents is fully discharged. New Borrower has no defenses, affirmative defenses, setoffs, claims, counterclaims, crossclaims or causes of action of any kind or nature whatsoever against the Lender Parties with respect to (i) the Loan, (ii) the Loan Documents, or (iii) the Project. To the extent New Borrower would be deemed to have any such defenses, affirmative defenses, setoffs, claims, counterclaims, crossclaims or causes of action as of the date hereof, New Borrower knowingly waives and relinquishes them. New Borrower acknowledges that it has received copies of all of the Loan Documents.

            (m) No Default. To New Borrower's actual knowledge, no event, fact or circumstance has occurred or failed to occur which constitutes, or with the lapse or passage of time, giving of notice or both, could constitute a default or Event of Default under the Loan Documents.

            (n) Inspections. Other than that certain Property Condition Report for the Project and that certain Phase 1 Environmental Site Assessment for the Project, both dated July 7, 2005, and prepared by IVI International, Inc., under Project No. 50616719, and that certain Survey of the Project prepared by Allstate Consultants, P.C. under Project No. 05246.01, New Borrower has not obtained any other written inspection reports relating to the Project.

            (o) Reaffirmation. To New Borrower's actual knowledge, New Borrower affirms and confirms the truth and accuracy of all representations and warranties set forth in the Loan Documents, in all material respects, as if made on the date hereof.

                                   ARTICLE 2

               ACKNOWLEDGEMENTS AND COVENANTS OF BORROWER PARTIES

      As a material inducement to Lender to enter into this Agreement and to consent to Requested Actions each of Borrower Parties, as to itself only, acknowledges, warrants, represents, covenants and agrees to and with Lender as follows:

      2.1 ASSUMPTION OF LOAN. New Borrower hereby assumes the indebtedness due under the Note, the Loan and all of Original Borrower's other obligations, as grantor, mortgagor, borrower, assignor, trustor, indemnitor, guarantor, or maker, as the case may be, under the Loan Documents to the same extent as if New Borrower had signed such instruments. New Borrower agrees to comply with and be bound by all the terms, covenants and agreements, conditions and provisions set forth in the Loan Documents.

      2.2 INDEBTEDNESS. As of November 16, 2005, the outstanding principal balance of the Loan was $4,493,972.67 and no escrow or reserve balances (collectively, "ESCROW BALANCES") are being held by Lender. Further, New Borrower acknowledges and agrees that Lender may require the deposit of insurance and tax escrow amounts in the event of a default under the Loan Documents or if Tenant is not in compliance with its required payment of taxes and maintenance of insurance on the Project. In the event of any error in, or omission from, the foregoing, Lender shall not be prejudiced, limited, or estopped, in any way in its right to charge, collect and receive any and all monies lawfully due Lender under the Loan Documents.

      2.3 ASSUMPTION FEE. Simultaneously with or prior to the execution hereof, any or both of Borrower Parties shall pay to or has paid Lender: (i) an application fee of $5,000.00; (ii) an assumption fee equal to $22,469.86, which is 0.5% of the outstanding principal balance of the Loan; (iii) an administration fee equal to $125.00; (iv) a flood determination fee equal to $15.00; (v) a credit review fee equal to $100.00; (iv) an insurance review fee equal to $400.00; and (v) a master servicer fee equal to $300.00, each of which Borrower Parties agree are fees for new consideration and are not interest charged in connection with the Loan. Lender acknowledges receipt of the $5,000.00 assumption fee deposit and $7,500.00 retainer for Lender's counsel.

      2.4 PAYMENT OF TRANSACTION COSTS AND EXPENSES. Any or both of Borrower Parties shall pay at the time of execution of this Agreement by Lender: (a) the legal fees and disbursements of Lender's counsel, Bilzin Sumberg Baena Price & Axelrod LLP, in connection with the preparation of this Agreement and the transactions contemplated in this Agreement; (b) all recording costs and documentary stamps, or other taxes if any, due upon the recording of this Agreement; and (c) the costs of updating Lender's policy of title insurance insuring the Security Instrument to a current date and endorsing such policy to include this Agreement in the description of the Security Instrument with no additional exceptions, or, at Lender's option, the cost of obtaining a new Lender's policy of title acceptable to Lender insuring the Loan Documents as affected by this Agreement.

      2.5 RELEASE AND COVENANT NOT TO SUE. In consideration of the agreements of Lender hereunder, each of Borrower Parties, as to itself and all of its heirs, successors and assigns only, remises, releases, acquits, satisfies and forever discharges Lender Parties from any and all manner of debts, accountings, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, liabilities, obligations, expenses, damages, judgments, executions, actions, inactions, claims, demands and causes of action of any nature whatsoever, at law or in equity, known or unknown, either now accrued or subsequently maturing, which any of Borrower Parties now has or hereafter can, shall or may have by reason of any matter, cause or thing, from the beginning of the world to and including the Acquisition Date, including, without limitation, matters arising out of or relating to (a) the Loan (b) the Loan Documents, and
(c) the Project. Each of Borrower Parties, as to itself and all of its respective heirs, successors and assigns only, covenants and agrees never to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against any of Lender Parties by reason of or in connection with any of the foregoing matters, claims or causes of action.

      2.6 FURTHER ASSURANCES. Borrower Parties shall execute and deliver to Lender such agreements, instruments, documents, financing statements and other writings as may be requested from time to time by Lender to perfect and to maintain the perfection of Lender's security interest in and to the Project, and to consummate the transactions contemplated by or in the Loan Documents and this Agreement.

                                   ARTICLE 3

                              ADDITIONAL PROVISIONS

      3.1 CONSENT OF LENDER. Subject to the terms of this Agreement, Lender hereby consents to the Requested Actions. Borrower Parties agree that this Agreement shall not be deemed an agreement by Lender to consent to any other transfer or conveyance of the Project or assumption of the Loan, or a consent to any secondary financing or secondary encumbrance on the Project or New Borrower or any interests in New Borrower.

      3.2 RELEASE OF ORIGINAL BORROWER AND ORIGINAL INDEMNITOR. By its execution hereof, Lender hereby releases (i) ECM Indemnitor, LLC ("ORIGINAL INDEMNITOR") from its obligations under the Guaranty and the Environmental Indemnity from and after the Acquisition Date (hereinafter defined) in accordance with and subject to the terms of the Joinder of Original Indemnitor attached hereto and incorporated herein and (ii) Original Borrower for any acts or events occurring or obligations arising under the Loan Documents after the completion of the requested actions ("ACQUISITION DATE") with the exception of any liability of Original Borrower based upon (a) any material misrepresentation of Original Borrower in this Agreement or any other document executed in connection herewith and/or (b) its obligations under the Environmental Indemnity (as defined in EXHIBIT B attached hereto) ("ENVIRONMENTAL INDEMNITY OBLIGATIONS") that are caused by Original Borrower or any of its agents or result from the existence of conditions existing prior to the Acquisition Date or migrating to or from any portion of the Project prior to the Acquisition Date, or result from a violation of Environmental Laws prior to the Acquisition Date. Original Borrower shall bear the burden of proving when Hazardous Substances first existed upon, about or beneath the Project or began migrating to or from the Project and when a violation of Environmental Laws first occurred; provided, however, the foregoing burden of proof is for the benefit of the Lender, its successors and assigns, and is not for the benefit of any other party.

      3.3 NET WORTH OF NEW GUARANTOR. New Borrower acknowledges that it is a condition of Lender's consent to the Requested Actions that Principal, as New Guarantor under the New Guarantor Joinder set forth below, maintain the Net Worth required by the terms of the New Guarantor Joinder. If at any time while the Loan remains outstanding New Guarantor fails or is unable to maintain the Net Worth required by the terms of the New Guarantor Joinder, then, upon demand by Lender, New Borrower shall provide a replacement guarantor and environmental indemnitor for New Guarantor which will be able to maintain the Net Worth required by the terms of the New Guarantor Joinder. New Borrower's failure to provide such replacement shall constitute a default under the Loan Documents.

      3.4 UCC FILINGS. New Borrower hereby grants and confirms unto Lender a first lien priority interest in all of New Borrower's personal property and all of the fixtures located at the Project to the maximum extent permitted by the Uniform Commercial Code ("UCC"). Borrower Parties hereby consents to the filing of any financing statements or UCC forms required to be filed in the applicable states or any other applicable filing office, including, but not necessarily limited to, the state of organization of New Borrower and in the Records (collectively "FILINGS") in order to perfect or continue the perfection of said interest and, notwithstanding anything contained in any of the Loan Documents to the contrary, in accordance with the UCC, as amended subsequent to the making of the Loan, said Filings may be made by Lender without the consent or signature of either of the Borrower Parties.

      3.5 REFERENCES TO LOAN DOCUMENTS. All references to the term "LOAN DOCUMENTS" in the Security Instrument and the other Loan Documents shall hereinafter be modified to include this Agreement and all documents executed and/or required in connection with the Requested Actions.

                                   ARTICLE 4

                            MISCELLANEOUS PROVISIONS

      4.1 NO LIMITATION OF REMEDIES. No right, power or remedy conferred upon or reserved to or by Lender in this Agreement is intended to be exclusive of any other right, power or remedy conferred upon or reserved to or by Lender under this Agreement, the Loan Documents or at law, but each and every remedy shall be cumulative and concurrent, and shall be in addition to each and every other right, power and remedy given under this Agreement, the Loan Documents or now or subsequently existing at law.

      4.2 NO WAIVERS. Except as otherwise expressly set forth in this Agreement, nothing contained in this Agreement shall constitute a waiver of any rights or remedies of Lender under the Loan Documents or at law. No delay or failure on the part of any party hereto in the exercise of any right or remedy under this Agreement shall operate as a waiver, and no single or partial exercise of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. No action or forbearance by any party hereto contrary to the provisions of this Agreement shall be construed to constitute a waiver of any of the express provisions. Any party hereto may in writing expressly waive any of such party's rights under this Agreement without invalidating this Agreement.

      4.3 SUCCESSORS OR ASSIGNS. Whenever any party is named or referred to in this Agreement, the heirs, executors, legal representatives, successors, successors-in-title and assigns of such party shall be included. All covenants and agreements in this Agreement shall bind and inure to the benefit of the heirs, executors, legal representatives, successors, successors-in-title and assigns of the parties, whether so expressed or not.

      4.4 CONSTRUCTION OF AGREEMENT. Each party hereto acknowledges that it has participated in the negotiation of this Agreement and no provision shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured, dictated or drafted such provision. Borrower Parties at all times have had access to an attorney in the negotiation of the terms of and in the preparation and execution of this Agreement and have had the opportunity to review and analyze this Agreement for a sufficient period of time prior to execution and delivery. No representations or warranties have been made by or on behalf of Lender, or relied upon by Borrower Parties, pertaining to the subject matter of this Agreement, other than those set forth in this Agreement. All prior statements, representations and warranties, if any, are totally superseded and merged into this Agreement, which represent the final and sole agreement of the parties with respect to the subject matters. All of the terms of this Agreement were negotiated at arm's length, and this Agreement was prepared and executed without fraud, duress, undue influence or coercion of any kind exerted by any of the parties upon the others. The execution and delivery of this Agreement is the free and voluntary act of Borrower Parties.

      4.5 INVALID PROVISION TO AFFECT NO OTHERS. If, from any circumstances whatsoever, fulfillment of any provision of this Agreement or any related transaction at the time performance of such provision shall be due, shall involve transcending the limit of validity presently prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity. If any clause or provision operates or would prospectively operate to invalidate this Agreement, in whole or in part, then such clause or provision only shall be deemed deleted, as though not contained herein, and the remainder of this Agreement shall remain operative and in full force and effect.

      4.6 NOTICES. Except as otherwise specifically provided to the contrary, any and all notices, elections, approvals, consents, demands, requests and responses ("COMMUNICATIONS") permitted or required to be given under this Agreement and the Loan Documents shall not be effective unless in writing, signed by or on behalf of the party giving the same, and sent by certified or registered mail, postage prepaid, return receipt requested, or by hand delivery or overnight courier service (such as Federal Express), to the party to be notified at the address of such party set forth below or at such other address within the continental United States as such other party may designate by notice specifically designated as a notice of change of address and given in accordance with this Section. Any Communications shall be effective upon the earlier of their receipt or three days after mailing in the manner indicated in this Section. Receipt of Communications shall occur upon actual delivery but if attempted delivery is refused or rejected, the date of refusal or rejection shall be deemed the date of receipt. Any Communication, if given to Lender, must be addressed as follows, subject to change as provided above:

            Wells Fargo Bank, N.A., as Trustee
            c/o Wachovia Bank, N.A.
            Real Estate & Financial Services
            Investment Banking
            8739 Research Drive, URP4
            NC 1075
            Charlotte, North Carolina 28262-1075
            Re: WBCMT 2003-C6; Loan No. 502762716

With a copy to:

            LNR Partners, Inc.
            1601 Washington Avenue, Suite 700
            Miami Beach, Florida 33139
            Attn:     Director of Servicing
            Re: WBCMT 2003-C6; Loan No. 502762716

and, if given to Original Borrower, must be addressed as follows, notwithstanding any other address set forth in the Loan Documents to the contrary, subject to change as provided above:

            ECM Broadway, LLC
            c/o Equity Capital Management LLC
            150 North Wacker, Suite 800
            Chicago, Illinois 60606
            Attn: Shelby E. L Pruett
            Telephone: 312-827-2270
            Facsimile: 312-827-7111

With a copy to:

            DLA Piper Rudnick Gray Cary US LLP
            203 North La Salle Street, Suite 1900
            Chicago, Illinois 60601
            Attn: Mark Yura, Esq.
            Telephone: 312-368-4084
            Facsimile: 312-630-5337

and, if given to New Borrower, must be addressed as follows, subject to change as provided above:

            Cole WG Columbia MO, LLC
            c/o Cole Capital Partners
            2555 E. Camelback Road, Suite 400
            Phoenix, Arizona 85016
            Attn: Blair D. Koblenz, Executive Vice President
            Telephone: 602-778-8700
            Facsimile: 602-778-8780

With a copy to:

            Cole Capital Partners
            2555 East Camelback Road, Suite 400
            Phoenix, Arizona 85016
            Attn: John M. Pons, Esq.
            Telephone: 602-778-8741
            Facsimile: 602-778-8780

      4.7 GOVERNING LAW. This Agreement shall be interpreted, construed and enforced in accordance with the laws of the State of Missouri.

      4.8 HEADINGS; EXHIBITS. The headings of the articles, sections and subsections of this Agreement are for the convenience of reference only, are not to be considered a part of this Agreement and shall not be used to construe, limit or otherwise affect this Agreement.

      4.9 MODIFICATIONS. The terms of this Agreement may not be changed, modified, waived, discharged or terminated orally, but only by an instrument or instruments in writing, signed by the Party against whom the enforcement of the change, modification, waiver, discharge or termination is asserted. Lender's consent to the Requested Actions shall not be deemed to constitute Lender's consent to any provisions of the organizational documents that would be in violation of the terms and conditions of any of the Loan Documents.

      4.10 TIME OF ESSENCE; CONSENTS. Time is of the essence of this Agreement and the Loan Documents. Any provisions for consents or approvals in this Agreement shall mean that such consents or approvals shall not be effective unless in writing and executed by Lender.

      4.11 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which will constitute the same agreement. Any signature page of this Agreement may be detached from any counterpart of this Agreement without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Agreement identical in form hereto but having attached to it one or more additional signature pages.

      4.12 WAIVER OF TRIAL BY JURY.

            (a) BORROWER PARTIES, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, (i) SUBMIT TO PERSONAL JURISDICTION IN THE STATE IN WHICH THE PROJECT IS LOCATED OVER ANY SUIT, ACTION OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THE NOTE, THE SECURITY INSTRUMENT, THIS AGREEMENT OR ANY OTHER OF THE LOAN DOCUMENTS, (ii) AGREE THAT ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT IN ANY STATE OF FEDERAL COURT OF COMPETENT JURISDICTION SITTING IN THE COUNTY IN WHICH THE PROJECT IS LOCATED, (iii) SUBMIT TO THE JURISDICTION OF SUCH COURTS, AND (iv) TO THE FULLEST EXTENT PERMITTED BY LAW, AGREE THAT THEY WILL NOT BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM (BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF BORROWER PARTIES OR LENDER TO BRING ANY ACTION, SUIT OR PROCEEDING IN AY OTHER FORUM).

            (b) BORROWER PARTIES, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVE, RELINQUISH AND FOREVER FORGO THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THE DEBT OR ANY CONDUCT, ACT OR OMISSION OF BORROWER PARTIES OR LENDER, OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH BORROWER PARTIES OR LENDER, IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

      The parties have executed and delivered this Agreement as of the day and year first above written.

                    [Signatures begin on the following page.]

                                         LENDER:

                                         WELLS FARGO BANK, N.A., A NATIONAL
                                         BANKING ASSOCIATION, SUCCESSOR BY
                                         MERGER TO WELLS FARGO BANK MINNESOTA,
                                         N.A., AS TRUSTEE FOR THE REGISTERED
                                         HOLDERS OF WACHOVIA BANK COMMERCIAL
                                         MORTGAGE TRUST, COMMERCIAL MORTGAGE
                                         PASS-THOUGH CERTIFICATES, SERIES
                                         2003-C6

                                         By: LNR Partners, Inc., a Florida
                                             corporation, as attorney-in-fact

                                             By: /S/ Randolph J. Wolpert [SEAL]
                                                 -----------------------
                                             Randolph J. Wolpert, Vice President

STATE OF FLORIDA     )
                     ) SS:
COUNTY OF MIAMI-DADE )

      This instrument was acknowledged before me, a notary public this 21 day of November, 2005, by Randolph J. Wolpert, as Vice President of LNR Partners, Inc., a Florida corporation, on behalf of said corporation as attorney-in-fact for WELLS FARGO BANK, N.A., A NATIONAL BANKING ASSOCIATION, SUCCESSOR BY MERGER TO WELLS FARGO BANK MINNESOTA, N.A., AS TRUSTEE FOR THE REGISTERED HOLDERS OF WACHOVIA BANK COMMERCIAL MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THOUGH CERTIFICATES, SERIES 2003-C6, on behalf of the trust. He is X personally known to me.

                                                   /S/ Casey B. Hauck
                                          --------------------------------------
                                          Notary Public
                                          My Commission Expires: March 15, 2009

                               ORIGINAL BORROWER:

                               ECM BROADWAY, LLC,
                               a Delaware limited liability company

                               By: ECM Mezzanine Holding, LLC,
                                   a Delaware limited liability company,
                                   its sole member

                                   By: ECM Income & Growth Fund, LLC,
                                       a Delaware limited liability company,
                                       its sole member

                                       By: ECM Equity Investments GP, L.L.C.,
                                           a Delaware limited liability company,
                                           its manager

                                           By: /S/ Shelby Pruett
                                               ---------------------------------
                                               Name: Shelby Pruett
                                               Title: Authorized Person

STATE OF ILLINOIS )
                  ) SS.:

COUNTY OF COOK    )

      On this 18th day of November, 2005, before me personally appeared Shelby Pruett, to me known to be the person described in and who executed the foregoing instrument, as an Authorized Person of ECM Equity Investments GP, L.L.C., the manager of ECM Income & Growth Fund, LLC, the sole member of ECM Mezzanine Holdings, LLC, the sole member of ECM BROADWAY, LLC, a Delaware limited liability company, and acknowledged that he/she executed the same as the free act and deed of said limited liability company and is acting for and on behalf of the manager of the sole member of the sole member of the said limited liability company.

      IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid, the day and year first above written.

                                                /S/ Kim M. Brown
                                      ------------------------------------------
                                      Notary Public, State of Illinois
                                      My Commission Expires:  September 26, 2007

                                    EW BORROWER:

                                    COLE WG COLUMBIA MO, LLC,
                                    a Delaware limited liability company

                                    By: Cole REIT Advisors II, LLC, a Delaware
                                        limited liability company, Manager

                                        By: /S/ John M. Pons
                                            -----------------------------------
                                            John M. Pons, Senior Vice President

STATE OF ARIZONA   )
                   ) SS.:
COUNTY OF MARICOPA )

            On this 21 day of November, 2005, before me personally appeared John
M. Pons to me known to be the person described in and who executed the foregoing instrument, as the Senior Vice President of Cole REIT Advisors II, LLC, the manager of COLE WG COLUMBIA MO, LLC, a Delaware limited liability company, and acknowledged that he executed the same as the free act and deed of said limited liability company and is acting for and on behalf of and as an Authorized Person, of the said limited liability company.

      IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid, the day and year first above written.

                                                 /S/ Sadie Hansen
                                       -----------------------------------------
                                       Notary Public, State of Arizona
                                       My Commission Expires:  February 26, 2009

                                    EXHIBIT A
                                LEGAL DESCRIPTION

                              WALGREEN'S - COLUMBIA

A TRACT OF LAND LOCATED IN SECTION 12, TOWNSHIP 48 NORTH, RANGE 13 WEST, COLUMBIA, BOONE COUNTY, MISSOURI AND BEING LOTS 134, 185 AND PART OF LOTS 184 AND 135 OF THE ORIGINAL TOWN OF COLUMBIA AS SHOWN IN BOOK A, PAGE 335 AND THE FIFTEEN (15) FOOT WIDE ALLEY VACATED BY CITY ORDINANCE NO. 2949, RECORDED IN BOOK 354, PAGE 482, BEING PART OF TRACT DESCRIBED BY THE WARRANTY DEED RECORDED IN BOOK 1058, PAGE 934 AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF LOT 134 OF SAID ORIGINAL TOWN OF COLUMBIA; THENCE WITH THE WEST LINE THEREOF, NORTH 0 DEGREES 00 MINUTES 00 SECONDS EAST
299.81 FEET TO THE NORTHWEST CORNER OF LOT 185 AND THE SOUTH RIGHT-OF-WAY LINE OF EAST BROADWAY; THENCE WITH SAID RIGHT-OF-WAY LINE, NORTH 89 DEGREES 53 MINUTES 00 SECONDS EAST 87.87 FEET; THENCE 102.24 FEET ALONG A 65.00 FOOT-RADIUS CURVE TO THE RIGHT, SAID CURVE HAS A CHORD SOUTH 45 DEGREES 03 MINUTES 30 SECONDS EAST, 92.02 FEET; THENCE LEAVING SAID SOUTH RIGHT-OF-WAY LINE AND WITH THE WEST RIGHT-OF-WAY LINE OF PROVIDENCE ROAD SOUTH 0 DEGREES 00 MINUTES 00 SECONDS EAST 76.95 FEET; THENCE SOUTH 0 DEGREES 02 MINUTES 00 SECONDS EAST,
157.64 FEET TO THE SOUTHEAST CORNER OF LOT 135 AND THE NORTH RIGHT-OF-WAY LINE OF CHERRY STREET; THENCE WITH SAID RIGHT-OF-WAY LINE, SOUTH 89 DEGREES 51 MINUTES 00 SECONDS WEST, 153.09 FEET TO THE POINT OF BEGINNING.

                                    EXHIBIT B

                                 LOAN DOCUMENTS

      1. Promissory Note dated as of June 20, 2003, in the principal amount of $4,645,369.00 (the "NOTE"), executed by Original Borrower in favor of Wachovia Bank, National Association ("ORIGINAL LENDER"), and endorsed to the order of the Lender.

      2. Deed of Trust and Security Agreement dated as of June 20, 2003 ("SECURITY INSTRUMENT"), executed by Original Borrower in favor of Original Lender and recorded in Official Records Book 02254, at Page 0554 in the Public Records of Boone County, Missouri ("RECORDS"), and assigned to the Lender.

      3. Assignment of Leases and Rents dated as of June 20, 2003 ("ASSIGNMENT OF LEASES AND RENTS"), executed by Original Borrower in favor of Original Lender and recorded in Official Records Book 02254, at Page 0625 of the Records, and assigned to the Lender.

      4. UCC Financing Statement reflecting Original Borrower, as debtor, and Original Lender, as secured party, and recorded in Official Records Book 2262, at Page 423 of the Records, and assigned to the Lender.

      5. UCC Financing Statement reflecting Original Borrower, as debtor, and Original Lender, as secured party and filed with the Secretary of State of Delaware under File No. 31625626, and assigned to the Lender.

      6. Indemnity and Guaranty Agreement dated as of June 20, 2003, ("GUARANTY"), executed by ECM Indemnitor, LLC, a Delaware limited liability company ("ORIGINAL INDEMNITOR") in favor of Original Lender.

      7. Environmental Indemnity Agreement ("ENVIRONMENTAL INDEMNITY") dated as of June 20, 2003, executed by Original Borrower and Original Indemnitor in favor of Original Lender.

                 JOINDER BY AND AGREEMENT OF ORIGINAL INDEMNITOR

      The undersigned, being collectively and individually the "ORIGINAL INDEMNITOR" under the Environmental Indemnity and the Guaranty executed in connection with the Loan described in the Note and Deed of Trust Agreement to which this Joinder is attached (the "ORIGINAL INDEMNITOR JOINDER") hereby represents and warrants to, and acknowledges and agrees with, Lender the following:

      1. DEFINED TERMS. All capitalized terms used in this Original Indemnitor Joinder, unless defined herein, shall have the meanings given such terms in the Agreement.

      2. REAFFIRMATION OF ENVIRONMENTAL INDEMNITY AND GUARANTY. The Guaranty and Environmental Indemnity constitute the valid, legally binding joint and several obligation of Original Indemnitor, enforceable against Original Indemnitor in accordance with their respective terms. By Original Indemnitor's execution hereof, Original Indemnitor waives and releases any and all defenses, affirmative defenses, setoffs, claims, counterclaims and causes of action of any kind or nature which Original Indemnitor has asserted, or might assert, against any of Lender Parties which in any way relate to or arise out of the Guaranty, the Environmental Indemnity or any of the other Loan Documents.

      3. AGREEMENTS OF ORIGINAL INDEMNITOR. Original Indemnitor consents to the execution and delivery of the Agreement by Original Borrower and New Borrower and agrees and acknowledges that, except as set forth in paragraphs 5 and 6 below, the liability of Original Indemnitor under the Guaranty and the Environmental Indemnity shall not be diminished in any way by the execution and delivery of the Agreement or by the consummation of any of the transactions contemplated therein, including but not limited to the Requested Actions.

      4. AUTHORITY REPRESENTATIONS BY THE ORIGINAL INDEMNITOR. The execution and delivery of, and performance under, this Joinder, the Guaranty and the Environmental Indemnity by Original Indemnitor will not (a) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Original Indemnitor or (b) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which Original Indemnitor is a party or by which the Project may be bound or affected.

      5. RELEASE OF ORIGINAL INDEMNITOR UNDER GUARANTY. Notwithstanding anything to the contrary in this Original Indemnitor Joinder, the Security Instrument, or the other Loan Documents, Original Indemnitor's obligations under the Guaranty shall not apply with respect to, and by acceptance of this Joinder, Lender agrees that Original Indemnitor is hereby released from any and all of Original Indemnitor's obligations (the "GUARANTEED OBLIGATIONS") under the Guaranty for acts or events occurring or obligations arising after the Acquisition Date, unless such Guaranteed Obligations are caused by Original Borrower and/or Original Indemnitor and/or any of their agents.

      6. RELEASE OF ORIGINAL INDEMNITOR UNDER ENVIRONMENTAL INDEMNITY. Notwithstanding anything to the contrary in this Original Indemnitor Joinder, the Security Instrument or the Loan Documents, Original Indemnitor's obligations hereunder and under the Environmental Indemnity shall not apply with respect to, and by acceptance of this Joinder,

Lender agrees that Original Indemnitor is hereby released for all acts or events occurring or obligations arising under the Environmental Indemnity ("ENVIRONMENTAL INDEMNITY OBLIGATIONS") after the Acquisition Date unless such Environmental Indemnity Obligations are: (i) caused by Original Borrower, Original Indemnitor and/or any of their agents, or (ii) result from the existence of conditions existing prior to the Acquisition Date or migrating to or from any portion of the Project prior to the Acquisition Date, or result from a violation of Environmental Laws prior to the Acquisition Date. For purposes of this Joinder, Original Indemnitor shall bear the burden of proving when Hazardous Substances first existed upon, about or beneath the Project or began migrating to or from the Project and when a violation of Environmental Laws first occurred; provided however, the foregoing burden of proof is for the benefit of Lender, it's successors and assigns, and is not for the benefit of any third party.

      The undersigned Original Indemnitor has executed and delivered this Joinder to be effective as of the date of the Agreement.

                                          ORIGINAL INDEMNITOR:

                                          ECM INDEMNITOR, LLC,
                                          a Delaware limited liability company

                                          By: /S/ Shelby Pruett
                                              ----------------------------------
                                              Shelby Pruett, Authorized Person

STATE OF ILLINOIS )
                  ) SS.:
COUNTY OF COOK    )

      On this 18th day of November, 2005, before me, the undersigned Notary Public, personally appeared, Shelby Pruett, personally known to me and acknowledged himself to be an Authorized Person of ECM INDEMNITOR LLC, a Delaware limited liability company, and that as such officer, being duly authorized to do so pursuant to the organizational documents of the company, executed and acknowledged the foregoing instrument for the purpose therein contained on behalf of said company.

                                       /S/ Kim M. Brown
                                       -----------------------------------------
                                       Notary Public, State of Illinois
                                       My Commission Expires: September 26, 2007

                   JOINDER BY AND AGREEMENT OF NEW INDEMNITOR

      The undersigned, COLE CREDIT PROPERTY TRUST II, INC., a Maryland corporation ("NEW INDEMNITOR"), being collectively and individually the Principal referred to in the Agreement to which this Joinder (the "NEW INDEMNITOR JOINDER") is attached, intending to be legally bound under the terms and provisions of the Guaranty, the Environmental Indemnity and the Other Indemnitor Documents (as defined below) pursuant to the provisions of this New Indemnitor Joinder, hereby represents and warrants to and acknowledges and agrees with Lender the following:

            1. DEFINED TERMS. All capitalized terms used in this New Indemnitor Joinder, unless defined herein, shall have the meanings given such terms in the Agreement.

            2. BENEFIT TO NEW INDEMNITOR. Each New Indemnitor, owning a direct and/or indirect interest in New Borrower as a result of the Requested Actions, shall receive a substantial benefit from Lender's consent to the Requested Actions.

            3. ASSUMPTION BY NEW INDEMNITOR OF GUARANTY. From and after the Acquisition Date, New Indemnitor hereby, jointly and severally, assumes and agrees to be liable and responsible for and bound by all of Original Indemnitor's obligations, agreements and liabilities, including but not limited to the jury waiver and other waivers set forth therein, under the Guaranty, as fully and completely as if the New Indemnitor had originally executed and delivered such Guaranty as the guarantor/indemnitor thereunder. New Indemnitor further agrees to pay, perform and discharge each and every obligation of payment and performance of any guarantor/indemnitor under, pursuant to and as set forth in the Guaranty at the time, in the manner and otherwise in all respects as therein provided. With respect to the environmental obligations of New Indemnitor pursuant to section 1(h) of the Guaranty, the liability of New Indemnitor shall be joint and several with that of New Borrower. From and after the date hereof, all references to the term "BORROWER" used in the Guaranty shall mean and refer to the New Borrower.

            4. ASSUMPTION BY NEW INDEMNITOR OF ENVIRONMENTAL INDEMNITY AND OTHER INDEMNITOR DOCUMENTS. New Indemnitor hereby, jointly and severally, assumes and agrees to be liable and responsible for and bound by all of the Original Indemnitor's obligations, agreements and liabilities, including but not limited to the jury waiver and other waivers set forth therein, under the Environmental Indemnity and any other Loan Documents to which any Original Indemnitor is a party (collectively, the "OTHER INDEMNITOR DOCUMENTS") as fully and completely as if New Indemnitor had signed such Environmental Indemnity and Other Indemnitor Documents, if any, as the indemnitor/guarantor thereunder, including without limitation, all of those obligations, agreements and liabilities which would have been the obligations, agreements and liabilities of Original Indemnitor, without regard to when such obligations, agreements and liabilities arise, accrue or have arisen or accrued and without regard to the Original Indemnitor's responsibility therefore, if any. New Indemnitor further agrees to pay, perform, and discharge each and every obligation of payment and performance of any guarantor/indemnitor under, pursuant to and as set forth in the Environmental Indemnity and

Other Indemnitor Documents, if any, at the time, in the manner and otherwise in all respects as therein provided. The liability of New Indemnitor under this paragraph shall be joint and several with that of New Borrower.

            5. CONFIRMATION OF REPRESENTATIONS. By its execution hereof, New Indemnitor confirms the representations and warranties and agrees to the covenants regarding New Indemnitor set forth in the Agreement.

            6. AUTHORITY REPRESENTATIONS BY NEW INDEMNITOR. The execution and delivery of this New Indemnitor Joinder, and performance by New Indemnitor under the New Indemnitor Joinder, the Guaranty and Environmental Indemnity and the Other Borrower Documents will not (a) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to New Indemnitor or (b) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which New Indemnitor is a party or by which the Project may be bound or affected.

            7. NOTICES TO NEW INDEMNITOR. From and after the Acquisition Date, Lender shall deliver any notices to New Indemnitor which are required to be delivered pursuant to the Guaranty, the Environmental Indemnity and the Other Borrower Documents, or are otherwise delivered by the Lender thereunder at Lender's sole discretion, to the New Indemnitor at the following address:

            Cole Credit Property Trust II, Inc.
            2555 East Camelback Road, Suite 400
            Phoenix, Arizona 85016
            Attn: John M. Pons, Esq.

All notices to be sent by New Indemnitor to Lender under the Guaranty, the Environmental Indemnity and Loan Documents shall be sent to Lender in the manner set forth in and at the address shown in Section 4.6 of the Agreement to which this New Indemnitor Joinder is attached.

            8. NET WORTH. New Guarantor represents and warrants to Lender, as an inducement to Lender to consent to the Requested Actions, that New Guarantor has a Net Worth of not less than $500,000. If, at any time while the Loan remains outstanding, New Guarantor's Net Worth falls below the minimum amounts set forth in the previous sentence, New Guarantor shall cause New Borrower to provide a replacement guarantor and environmental indemnitor whose Net Worth does satisfy the requirements of this Section. Such replacement guarantor shall execute a joinder substantially in the form of this New Guarantor Joinder. New Guarantor acknowledges that New Borrower's failure in such event to provide such a replacement guarantor and environmental indemnitor shall constitute a default under the Loan Documents. For purposes of this Section, "Net Worth" shall mean, as of any date, the difference between (i) New Guarantor's total assets that would appear on a balance sheet of New Guarantor prepared as of such date in accordance with current market value basis of accounting, and (ii) New Guarantor's total liabilities, including, without limitation, any obligations under direct or indirect guarantees and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss, in either instance in respect of obligations of others, that would appear on a balance sheet of New Guarantor prepared as of such date in accordance with current market value basis of accounting. For purposes of this Section, New Guarantor's "liabilities" shall expressly exclude the obligations under this Guaranty.

      8. JOINT AND SEVERAL LIABILITY. If New Indemnitor consists of more than one person or party, the obligations and liabilities of each such person or party shall be joint and several.

      The undersigned New Indemnitor has executed and delivered this New Indemnitor Joinder to be effective as of the date of the Agreement.

                                          COLE CREDIT PROPERTY TRUST II, INC.
                                          a Maryland corporation

                                          By: /S/ John M. Pons
                                              ----------------------------------
                                              Print name: John M. Pons
                                              Title: Secretary

STATE OF ARIZONA   )
                   ) SS.:
COUNTY OF MARICOPA )

      The foregoing instrument was acknowledged before me this 21 day of November, 2005, by John M. Pons, as Secretary of COLE CEDIT PROPERTY TRUST II, INC., a Maryland corporation. He/she is X personally known to me or ____ produced ________________________ as identification and did not take an oath.

                                          /S/ Sadie Hansen
                                          --------------------------------------
                                          Notary Public
                                          Print Name: Sadie Hansen

My Commission Expires: February 26, 2009

[Notarial Seal]

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